UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report: July 17, 2018

Nationstar Mortgage Holdings Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-35449	45-2156869
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

8950 Cypress Waters Boulevard
Coppell, Texas 75019
(Address of Principal Executive Offices)

(469) 549-2000
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ⃞

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ⃞

Item 2.02	Results of Operations and Financial Condition.

On July 17, 2018, Nationstar Mortgage Holdings Inc. (the “Company”) issued a press release announcing its financial results for the second quarter ended June 30, 2018. A copy of the press release is attached as Exhibit 99.1 and will be published in the Investor Information section on the Company’s website at www.nationstarholdings.com. In connection with the release and the related conference call, the Company posted a presentation relating to its second quarter ended June 30, 2018 financial results in the Investor Information section on the Company’s website.

The press release and presentation include certain non-generally accepted accounting principles financial measures. Reconciliations to the most directly comparable generally accepted accounting principles financial measures are included in the press release and the presentation.

The information furnished pursuant to this Item 2.02 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01	Other Events.

On July 16, 2018, the Company's wholly-owned subsidiaries, Nationstar Mortgage LLC and Nationstar Capital Corporation, provided notice of their election to redeem all the currently outstanding 9.625% senior notes due 2019 (the "2019 Notes") and all the currently outstanding 7.875% senior notes due 2020 (the "2020 Notes" and, together with the 2019 Notes, the "Existing Notes"). The Existing Notes will be redeemed on August 15, 2018 (the "Redemption Date") at a redemption price of (x) in the case of the 2019 Notes, 100% of the principal amount of the 2019 Notes and (y) in the case of the 2020 Notes, 101.969% of the principal amount of the 2020 Notes, in each case, plus accrued and unpaid interest on the Existing Notes to the Redemption Date.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Exhibit

99.1	Press release of Nationstar Mortgage Holdings Inc., dated July 17, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nationstar Mortgage Holdings Inc.

Date:	July 17, 2018	By:	/s/ Amar Patel
Amar Patel
Chief Financial Officer